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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2001, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-58120) and related Prospectus of PEAK6 Corporation for the registration of 4,000,000 shares of its commmon stock.



                                             ERNST & YOUNG LLP

Chicago, Illinois
October 3, 2001